UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08238

Morgan Stanley India Investment Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Semi-Annual Report

June 30, 2005

Morgan Stanley

India Investment Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley India Investment Fund, Inc.

Directors

Gaetan Bouic

Joseph J. Kearns

Hazareesing Ravindranath
Santosh Kumar

Marie Joseph Raymond
Lamusse

Fergus Reid

Ronald E. Robison
President and Director

Officers

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

James W. Garrett
Treasurer and Chief
Financial Officer

Carsten Otto
Chief Compliance Officer

Michael J. Leary
Assistant Treasurer

Mary E. Mullin
Secretary

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
1 (800) 278-4353

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

Morgan Stanley India Investment Fund, Inc.

Letter to Stockholders	Overview

Performance

For the six months ended June 30, 2005, the Morgan Stanley India Investment Fund, Inc. (the “Fund”) had a total return, based on net asset value per share of 8.41%, net of fees, compared to 5.98% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the “Index”).  On June 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $32.10, representing a 2.5% premium to the Fund’s net asset value per share.

Factors Affecting Performance

•                  Despite the negative outlook surrounding India’s markets, in the first half of 2005, the Morgan Stanley Capital International (MSCI) India Index was up 8.4% and ended up as the 12th best performing market out of 26 markets in the MSCI Emerging Market Index.

•                  Foreign institutional investor net inflows in the first half of 2005 stood at $4.7 billion, a historic high.

•                  Compared to the Index, the Fund had its largest overweight in industrials, predominantly in engineering and construction companies that are geared to benefit from capital spending from the government and the corporate sector. Rewarding stock selection in the industrials sector contributed positively to performance overall.

Management Strategies

•                  Our long investing experience in emerging markets such as India suggests that historically there has been no need for compromising on quality to generate meaningful returns. There will be spells when lower quality stocks outperform, but investing in companies with higher management quality can be a sustainable model for effective stock selection. We continue to adopt a low turnover strategy, sticking largely with select companies that we think will generate relatively high return on equity over long periods of time. In fast-growing emerging markets, we believe the key is to identify those companies that will more than capture the economy's high headline growth rates and historical evidence suggests only few companies make that cut.

Sincerely,

Ronald E. Robison
President and Director

July 2005

Morgan Stanley India Investment Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund’s performance for the one-, three- and five-year periods ended March 31, 2005, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was better than its performance peer group average for all three periods.  The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Fund. The Board noted that: (i) the Fund’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; but (ii) the Fund’s total expense ratio was lower than the average total expense ratio of the funds included in the Fund’s expense peer group.  The Board concluded that the Fund’s management fee rate was competitive in light of the fact that the Adviser managed the Fund so that the total expense ratio of the Fund was less than the total expense ratio of the funds in the expense peer group average.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints.  The Board considered that the Fund is closed-end and is not a growth fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation.  The Board concluded that economies of scale for this Fund were not a factor that needed to be considered.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Morgan Stanley India Investment Fund, Inc.

Investment Advisory Agreement Approval (Cont’d)	June 30, 2005 (unaudited)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section).  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”).  The Board considered the float benefits and the above-referenced ECN-related revenue and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Adviser informed the Board that it does not use Fund commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments	June 30, 2005 (unaudited)

	Shares	Value (000)
COMMON STOCKS (96.4%) (Unless Otherwise Noted)
Airlines (1.4%)
Jet Airways India Ltd.	(a)250,000	$7,261
Auto Components (3.7%)
Apollo Tyres Ltd.	592,307	3,243
Motor Industries Co., Ltd.	138,440	6,701
Rico Auto Industries Ltd.	(b)5,600,000	8,347
		18,291
Automobiles (4.7%)
Hero Honda Motors Ltd.	1,147,332	15,244
Mahindra & Mahindra Ltd.	663,500	8,514
Patheja Forgings & Auto Ltd.	(a)(b)450,000	@—
		23,758
Chemicals (0.0%)
ICI (India) Ltd.	25,000	152
Commercial Banks (11.6%)
HDFC Bank Ltd.	1,075,279	15,679
HDFC Bank Ltd. ADR	135,300	6,293
Punjab National Bank Ltd.	(b)1,241,658	11,646
State Bank of India Ltd.	(b)761,016	13,402
UTI Bank Ltd.	1,517,000	8,628
UTI Bank Ltd. GDR	(a)450,000	2,488
		58,136
Construction & Engineering (4.3%)
Gammon India Ltd.	1,621,253	9,885
Hindustan Construction Co., Ltd.	(b)1,088,880	11,851
		21,736
Construction Materials (4.9%)
Associated Cement Co., Ltd.	1,408,000	12,250
Gujarat Ambuja Cements Ltd. GDR	2,062,500	2,867
Gujarat Ambuja Cements Ltd.	7,020,000	9,536
		24,653
Diversified Telecommunication Services (1.6%)
Mahanagar Telephone Nigam Ltd.	3,037,500	8,085
Electric Utilities (1.4%)
National Thermal Power Corp., Ltd.	3,727,000	7,109
Electrical Equipment (12.0%)
ABB Ltd.	651,491	19,914
Bharat Heavy Electricals Ltd.	1,870,848	37,187
Emco Ltd. GDR	(a)350,000	2,800
		59,901
Gas Utilities (0.6%)
Indraprastha Gas Ltd.	1,397,000	3,211
Hotels, Restaurants & Leisure (1.6%)
Hotel Leela Venture Ltd.	1,919,793	$8,263
Household Products (2.8%)
Hindustan Lever Ltd.	3,752,445	14,096
Industrial Conglomerates (4.1%)
Siemens India Ltd.	457,604	20,468
Internet Software & Services (0.0%)
IndiaInfo.com PCL	(a)(b)(c)532,875	@—
IT Services (10.7%)
HCL Technologies Ltd.	695,000	6,173
Infosys Technologies Ltd.	435,900	23,584
Tata Consultancy Services Ltd.	315,000	9,762
Wipro Ltd.	(a)617,591	10,866
Wipro Ltd. ADR	143,430	2,992
		53,377
Media (0.9%)
New Delhi Television Ltd.	(a)833,250	4,353
Metals & Mining (3.2%)
Hindalco Industries Ltd.	318,938	8,802
Tata Iron & Steel Co., Ltd.	905,100	7,074
		15,876
Oil & Gas (6.0%)
Indian Oil Corp., Ltd.	680,500	6,624
Oil & Natural Gas Corp., Ltd.	999,254	23,445
		30,069
Paper & Forest Products (1.0%)
Ballarpur Industries Ltd.	2,027,000	5,002
Personal Products (0.8%)
Marico Ltd.	707,358	4,060
Pharmaceuticals (6.7%)
Aventis Pharma Ltd.	322,000	9,454
Cipla Ltd.	1,483,910	10,738
Glenmark Pharmaceuticals Ltd.	1,264,655	7,845
Sun Pharmaceuticals Industries Ltd.	415,760	5,505
		33,542
Road & Rail (2.5%)
Container Corp. of India Ltd.	596,251	12,716
Software (1.0%)
I-Flex Solutions Ltd.	267,000	4,821
Textiles, Apparel & Luxury Goods (0.8%)
Welspun India Ltd.	(a)1,495,000	3,806

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Thrifts & Mortgage Finance (3.7%)
Housing Development Finance Corp., Ltd.	912,855	$18,531
Tobacco (4.4%)
ITC Ltd.	580,000	21,996
TOTAL COMMON STOCKS
(Cost $300,564)		483,269

	Face
	Amount (000)
SHORT-TERM INVESTMENT (0.2%)
Repurchase Agreement (0.2%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $964 (Cost $964)	$ (d)964	964
TOTAL INVESTMENTS (96.6%)
(Cost $301,528)		484,233
OTHER ASSETS IN EXCESS OF LIABILITIES (3.4%)		17,044
NET ASSETS (100%)		$501,277

(a)	Non-income producing security.
(b)	Security was valued at fair value — At June 30, 2005, the Fund held $45,246,000 of fair valued securities, representing 9.0% of net assets.
(c)

Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired 1/23/03 and has a current cost basis of $2,347,000. At June 30, 2005, this security had an aggregate market value of $0, representing 0.0% of net assets.

(d)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@	Face Amount/Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*                 Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Statements (unaudited)

Statement of Assets and Liabilities

June 30, 2005 (000)
Assets:
Investments (Cost $301,528)	$484,233
Cash	24
Foreign Currency (Cost $12,253)	12,262
Receivable for Investments Sold	7,159
Dividends Receivable	1,548
Tax Reclaim Receivable	377
Other	15
Total Assets	505,618
Liabilities:
Payable For:
Dividends Declared	3,427
Investment Advisory Fees	448
Custodian Fees	241
Directors’ Fees and Expenses	93
Administration Fees	14
Other Liabilities	118
Total Liabilities	4,341
Net Assets
Applicable to 16,000,168, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$501,277
Net Asset Value Per Share	$31.33
Net Assets Consist of:
Common Stock	$160
Paid-in Capital	275,986
Undistributed (Distributions in Excess of) Net Investment Income	(92)
Accumulated Net Realized Gain (Loss)	42,912
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	182,311
Net Assets	$501,277

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Statements (unaudited)

Statement of Operations

Six Months Ended June 30, 2005 (000)
Investment Income
Dividends	$4,136
Interest	202
Total Investment Income	4,338
Expenses
Investment Advisory Fees (Note B)	2,562
Custodian Fees (Note D)	397
Administration Fees (Note C)	197
Professional Fees	74
Country Tax Expense	45
Directors’ Fees and Expenses (Note E)	31
Stockholder Reporting Expenses	26
Stockholder Servicing Agent	8
Other Expenses	48
Total Expenses	3,388
Waiver of Administration Fees (Note C)	(117)
Expense Offset (Note D)	@—
Net Expenses	3,271
Net Investment Income (Loss)	1,067
Net Realized Gain (Loss) on:
Investments	43,572
Foreign Currency Transactions	371
Net Realized Gain (Loss)	43,943
Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,695)
Foreign Currency Translations	(103)
Change in Unrealized Appreciation (Depreciation)	(5,798)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	38,145
Net Increase (Decrease) in Net Assets Resulting from Operations	$39,212

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited) (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,067	$2,051
Net Realized Gain (Loss)	43,943	64,516
Change in Unrealized Appreciation (Depreciation)	(5,798)	33,228
Net Increase (Decrease) in Net Assets Resulting from Operations	39,212	99,795
Distributions from and/or in Excess of:
Net Investment Income	(1,211)	(1,464)
Net Realized Gain	(2,216)	—
Total Distributions	(3,427)	(1,464)
Capital Share Transactions:
Reinvestment of Distributions (1,578 and 5,287 Shares, Respectively)	44	133
Total Increase (Decrease)	35,829	98,464
Net Assets:
Beginning of Period	465,448	366,984
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(92) and $52, Respectively)	$501,277	$465,448

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended
	June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$29.09		$22.95	$11.98	$10.53	$13.92	$22.59
Net Investment Income (Loss)	0.07	†	0.11 †	0.16 †	0.03 †	0.10	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.39		6.12	11.01	1.39	(2.43)	(7.93)
Total from Investment Operations	2.46		6.23	11.17	1.42	(2.33)	(7.91)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.09)	(0.20)	(0.01)	(0.23)	—
Net Realized Gain	(0.14)		—	—	—	(0.84)	(1.60)
Total Distributions	(0.22)		(0.09)	(0.20)	(0.01)	(1.07)	(1.60)
Anti-Dilutive Effect of Share Repurchase Program	—		—	0.00 #	0.04	0.01	0.84
Net Asset Value, End of Period	$31.33		$29.09	$22.95	$11.98	$10.53	$13.92
Per Share Market Value, End of Period	$32.10		$30.96	$26.55	$9.94	$8.65	$11.06
TOTAL INVESTMENT RETURN:
Market Value	4.37	%**	17.03%	169.33%	15.07%	(11.68)%	(23.49)%
Net Asset Value (1)	8.41	%**	27.21%	93.15%	13.94%	(14.52)%	(29.68)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$501,277		$465,448	$366,984	$192,309	$205,019	$390,190
Ratio of Expenses to Average Net Assets(2)	1.41	%*	1.40%	1.56%	1.56%	1.77%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.46	%*	0.57%	1.10%	0.28%	0.60%	0.12%
Portfolio Turnover Rate	20	%**	52%	36%	23%	56%	44%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.41	%*	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.46	%*	1.41%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41	%*	0.56%	N/A	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

Notes to Financial Statements	June 30, 2005 (unaudited)

The Morgan Stanley India Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A.            Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation:    Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.                Repurchase Agreements:    The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                 Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

•                    investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•                    investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the

Morgan Stanley India Investment Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.                Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                Restricted Securities:    The Fund may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

6.                Other:    Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share

Morgan Stanley India Investment Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

application money on the Statement of Assets and Liabilities. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis.  Interest income is recognized on an accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any.

B.            Investment Advisory Fees:    Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund’s average weekly net assets.

C.            Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an administration agreement for a monthly fee, computed weekly and payable monthly, which on an annual basis equals to 0.08% of the average weekly net assets of the Fund.  As approved by the Board of Directors, MS Investment Management has agreed to limit the administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum.  This waiver is voluntary and may be terminated at any time.  For the six months ended June 30, 2005, $117,000 of administration fees were waived pursuant to this arrangement.  Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.  Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D.            Custodian Fees:    JPMorgan Chase Bank serves as custodian for the Fund.  The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.              Directors’ Fees and Expenses:  The Fund pays each of its Mauritian Independent Directors an annual fee of $7,500 and all other Independent Directors an annual fee of $5,000. Additionally, each Mauritian Independent Director is paid a fee of $750 for each Board Meeting attended.

F.              Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Effective October 1, 2004 there is no capital gains tax in India for long-term investments and the rate of capital gains tax for short-term investments is 10.455% for transactions conducted through a recognized stock exchange (the capital gains rates were 10.455% for long-term investments and 31.365% for short-term investments for the financial year April 1, 2004 to March 31, 2005). The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India (“Treaty”). To obtain benefits under the Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for Treaty purposes. A fund which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% (under Article 10 of the India-Mauritius tax treaty) withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from Indian companies was exempt from Indian income tax. The Fund currently is

Morgan Stanley India Investment Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

subject to and accrues Indian withholding tax on interest earned on Indian securities at 20.91%. The Treaty benefits accorded to foreign investors were challenged by a non-governmental organization and the matter was litigated before India’s Supreme Court (the highest court in India). In October 2003, India’s Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund).

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.  The tax character of distributions paid during 2004 and 2003 were as follows:

2004 Distributions Paid From: (000)		2003 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$1,464	$—	$3,169	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$1,210	$2,215

At June 30, 2005 the U.S. Federal income tax cost basis of investments was $301,528,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $182,705,000 of which $190,713,000 related to appreciated securities and $8,008,000 related to depreciated securities.

During the year ended December 31, 2004, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $61,101,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency, and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2004, the Fund did not defer any capital, currency, or passive foreign investment company losses to January 1, 2005, for U.S. Federal income tax purposes.

G.            Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H.            Other: During the six months ended June 30, 2005, the Fund made purchases and sales totaling $90,384,000 and $91,352,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2005, the Fund incurred $33,000 of brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker dealer.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund’s ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. During the six months ended June 30,

Morgan Stanley India Investment Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

2005, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 8,450,681 of its shares at an average discount of 30.06% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On June 20, 2005 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0757 per share, derived from net investment income, and $0.1385 per share, derived from capital gains payable on July 15, 2005 to stockholders of record on June 30, 2005.

Reporting to Stockholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1 (800) 278-4353

Item 2.  Code of Ethics.

Not applicable for semi-annual reports

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for semi-annual reports

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics—Not applicable for semi-annual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley India Investment Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 23, 2005